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                                                                      EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

    I, Albo J. Antenucci, Jr., President and Chief Executive Officer (Principal Executive Officer) of American Property Investors, Inc., the General Partner of American Real Estate Partners, L.P. (the 'Registrant'), certify that to the best of my knowledge, based upon a review of the American Real Estate Partners, L.P. Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the 'Report'):

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              /s/ ALBO J. ANTENUCCI, JR.
                                          .....................................
                                                  ALBO J. ANTENUCCI, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                          OF AMERICAN PROPERTY INVESTORS, INC.,
                                                  THE GENERAL PARTNER OF
                                           AMERICAN REAL ESTATE PARTNERS, L.P.

Date: August 14, 2003